PENN SERIES FUNDS, INC.

Supplement dated June 30, 2016

to the Prospectus and Statement of Additional Information (“SAI”)

dated May 1, 2016

This supplement provides new and additional information beyond that contained in the Prospectus and SAI dated May 1, 2016, and should be read in conjunction with the Prospectus and SAI.

Emerging Markets Equity Fund

Effective June 30, 2016, Ana Cristina Piedrahita will no longer serve as a portfolio manager of the Emerging Markets Equity Fund (the “Fund”). Ms. Piedrahita is an employee of Morgan Stanley Investment Management Limited (“MSIM Limited”), an affiliate of Morgan Stanley Investment Management, Inc. (“MSIM”), the sub-adviser to the Fund. MSIM engaged MSIM Limited to assist it in providing certain sub-advisory services to the Fund. With the departure of Ms. Piedrahita, MSIM Limited will no longer assist MSIM in providing sub-advisory services to the Fund. Accordingly, effective June 30, 2016, all references to Ms. Piedrahita and Morgan Stanley Investment Management Limited in the Prospectus and SAI and all related documentation are hereby deleted in their entirety.

All Funds

Effective July 1, 2016, Penn Mutual Asset Management, Inc. (“PMAM”), the investment adviser to Penn Series Funds, Inc. (the “Company”), will convert its form of business organization from a Pennsylvania corporation to a Pennsylvania limited liability company. The change in PMAM’s form of business organization will have no effect on the quality and level of advisory services provided by PMAM to the Company and its investment funds (the “Funds”) or on the cost of PMAM’s services to the Company and the Funds. The change also will not result in any modification of the day-to-day management of the Funds or PMAM’s personnel, and PMAM will remain a wholly-owned subsidiary of Penn Mutual. Accordingly, effective July 1, 2016, all references to Penn Mutual Asset Management, Inc. in the Prospectus and SAI and all related documentation are hereby replaced with Penn Mutual Asset Management, LLC.

The changes described above will have no effect on the Funds’ investment objectives or principal investment strategies. The changes also will not affect the Funds’ fees and expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM 8192    06/16